================================================================================


                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

Member:                                                                                     Securities Commission Building
Canadian Institute of Chartered Accountants                                                   PO Box 10129, Pacific Centre
Institute of Chartered Accountants of British Columbia                                Suite 1400 - 701 West Georgia Street
Institute of Management Accountants (USA) (From 1965)
                                                                                               Vancouver, British Columbia
Registered with:                                                                                            Canada V7Y 1C6
Public Company Accounting Oversight Board (USA) (PCAOB)                                         Telephone:  (604) 662-8899
Canadian Public Accountability Board (CPAB)                                                           Fax:  (604) 662-8809
Canada  - British Columbia Public Practice Licence                                                Email:  moenca@telus.net
--------------------------------------------------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Shareholders and Directors of
    Gemstar Resources Ltd.  (An Exploration Stage Enterprise)
We have audited the Balance Sheet of Gemstar Resources Ltd. as at January 31, 2004, and the Statements of Income, Retained Earnings (Deficit), and Cash Flows for the year ended January 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2004 and the results of its operations and the cash flows for the year ended January 31, 2004 in accordance with Canadian generally accepted accounting principles applied on a consistent basis.

The audited financial statements as of January 31, 2003 and January 31, 2002 and for the years then ended for Gemstar Resources Ltd. were audited by other auditors who expressed no reservation in their opinion to the financial statements dated May 10, 2003, and June 10, 2002, respectively.





                                                            "Moen and Company"

                                                                 "Signed"

                                                         Chartered Accountants

Vancouver, British Columbia, Canada
July 6, 2004


                      Independent Accountants and Auditors

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
BALANCE SHEET
January 31, 2004
(With Comparative Figures as at January 31, 2003 and January 31, 2002) (In Canadian Dollars)

=================================================================================================================================
                                                                               2004                2003                 2002
                                                                         ---------------     ---------------      ---------------
ASSETS
Current Assets
      Cash  (Note 2(g))                                                $            587  $          1,854      $          308
      Cash in lawyers' trust account (Note 2(g))                                    354                --                  --
      Deposit on credit card  (Note 2(g))                                         6,900             6,900               6,900
      GST receivable                                                              2,458             1,790               1,573
---------------------------------------------------------------------------------------------------------------------------------

                 TOTAL CURRENT ASSETS                                            10,299            10,544               8,781

Advance for exploration expenditures (Note 7)                                   152,000           152,000             152,000

Fixed Assets, net (Note 2)                                                        1,157                --                  --

Investment in mineral property (Note 6)                                           4,206                --             200,000
---------------------------------------------------------------------------------------------------------------------------------

                 TOTAL ASSETS                                          $        167,662  $        162,544      $      360,781
=================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
      Accounts payable and accrued liabilities                         $         99,255  $        100,883      $       90,240
      Loans from related parties (Note 4)                                       684,644           722,302             668,750
---------------------------------------------------------------------------------------------------------------------------------
                 TOTAL CURRENT LIABILITIES                                      783,899           823,185             758,990
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity
      Share capital (Note 3)
         Authorized:
                 100,000,000 common shares without par value
         Issued:
                 5,651,714 common shares                                      1,113,471         1,113,471           1,113,471
         Loans from related party (Note 4)                                      106,754               --                   --
      Retained earnings, accumulated during the
         development stage (Notes 1 & 2(j))                                  (1,836,462)       (1,774,112)         (1,511,680)
---------------------------------------------------------------------------------------------------------------------------------
                 TOTAL SHAREHOLDERS' EQUITY                                    (616,237)         (660,641)           (398,209)
---------------------------------------------------------------------------------------------------------------------------------
                 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $        167,662  $        162,544      $      360,781
=================================================================================================================================

Nature  and continuance of operations: Note1

APPROVED ON BEHALF OF THE BOARD:

       "Linda Smith"                        Chief Executive Officer, Director
  ------------------------------------
       "Shannon Krell"                      Chief Financial Officer, Director
  ------------------------------------


      See Accompanying Auditors' Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF INCOME
For the Year Ended January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003
and January 31, 2002)
(In Canadian Dollars)

================================================================================================================================
                                                                       2004                2003                        2002
                                                                 ---------------     ---------------             ---------------
GENERAL AND ADMINISTRATION EXPENSES
      Amortization                                             $             496  $               --      $                   --
      Audit fees                                                           2,700               8,390                          --
      Bank charges and interest                                              604                 292                       2,286
      Consulting                                                           1,035                  --                       4,684
      Filing and transfer agent fees                                         711                 647                       8,755
      Legal fees                                                           1,218                  --                      10,481
      Management fees                                                     30,000              30,000                      20,000
      Office expense                                                      23,401              20,871                      20,791
      Travel and promotion                                                 2,185               2,232                       2,161
--------------------------------------------------------------------------------------------------------------------------------
                                                                          62,350              62,432                      69,158
--------------------------------------------------------------------------------------------------------------------------------
LOSS BEFORE BELOW ITEM                                                   (62,350)            (62,432)                    (69,158)
      Write off interest in mineral claims dropped                            --            (200,000)                         --
--------------------------------------------------------------------------------------------------------------------------------
NET LOSS FOR THE YEAR                                          $         (62,350)  $        (262,432)      $             (69,158)
================================================================================================================================


Weighted Average Number of Shares Outstanding
                         Basic                                         5,651,714           5,652,000                   5,652,000
================================================================================================================================
                         Diluted                                       5,651,714           5,652,000                   5,652,000
================================================================================================================================
NET PROFIT (LOSS) PER SHARE
                         Basic                                 $           (0.01)  $          (0.05)       $               (0.05)
================================================================================================================================
                         Diluted                               $           (0.01)  $          (0.05)       $               (0.05)
================================================================================================================================






      See Accompanying Auditors' Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF RETAINED EARNINGS
January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003
and January 31, 2002)
(In Canadian Dollars)

=============================================================================================================================

                                                                         2004                2003                   2002
                                                                  ---------------     ---------------         ---------------
Net loss for the year                                           $        (62,350)  $        (262,432)      $         (69,158)
Retained earnings (Deficit), beginning of year                        (1,774,112)         (1,511,680)             (1,448,897)
Adjustments to opening retained earnings
      - Cancellation of escrow shares (Note 2(j))                             --                  --                   6,375

-----------------------------------------------------------------------------------------------------------------------------
Deficit, end of year                                            $     (1,836,462)  $      (1,774,112)      $      (1,511,680)
=============================================================================================================================











      See Accompanying Auditors' Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF CASH FLOWS
For the Year Ended January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003
and January 31, 2002)
(In Canadian Dollars)

=================================================================================================================================
                                                                     2004                2003                        2002
                                                               ---------------     ---------------             ---------------
FUNDS DERIVED FROM (APPLIED TO)
Operating activities
      Net loss for the year                                   $        (62,350)  $        (262,432)       $          (69,158)
      Items not requiring use of cash
         Amortization                                                      496                  --                        --
         Write off interest in mineral claims dropped                       --             200,000                        --
      Changes in non-cash working capital items
         GST receivable                                                   (668)               (217)                   (1,009)
         Prepaids                                                           --                  --                  (152,000)
         Cash in lawyers' trust account                                   (354)                 --                        --
         Accounts payable and accrued                                   (1,628)             55,143                    48,147
---------------------------------------------------------------------------------------------------------------------------------
                                                                       (64,504)             (7,506)                 (174,020)
---------------------------------------------------------------------------------------------------------------------------------

Investing activities
      Investment in mineral property                                    (4,206)                 --                  (200,000)
      Purchase of fixed assets                                          (1,653)                 --                        --
---------------------------------------------------------------------------------------------------------------------------------
                                                                        (5,859)                 --                  (200,000)
---------------------------------------------------------------------------------------------------------------------------------
Financing activities
      Loans from related parties, net                                   69,096               9,052                   368,256
---------------------------------------------------------------------------------------------------------------------------------


CASH INCREASE (DECREASE) DURING THE YEAR                                (1,267)              1,546                    (5,764)
CASH, BEGINNING OF YEAR                                                  1,854                 308                     6,072
---------------------------------------------------------------------------------------------------------------------------------
CASH, END OF YEAR                                             $            587   $           1,854        $              308
=================================================================================================================================






      See Accompanying Auditors' Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 1.   NATURE AND CONTINUANCE OF OPERATIONS

           The Company was incorporated on March 31, 1998. The Company is in the development stage relating to exploration and development of mineral properties and has not generated any revenues from its planned operations. The deficit has been accumulated during this development stage.

           These financial statement have been prepared in accordance with Canadian generally accepted accounting principles applicable to a going concern which assume that the Company will realize its assets and discharge its liabilities in the normal course of business. The Company has incurred losses since inception of $1,842,837 and has a working capital deficit at January 31, 2004 of $773,600. These factors create doubt as to the ability of the Company to continue as a going concern unless sufficient funds are raised for the payment of its current liabilities and for ongoing operations. Realization values may be substantially different from the carrying values as shown in these financial statements should the Company be unable to continue as a going concern.

Note 2.   SIGNIFICANT ACCOUNTING POLICIES

           a)  Fixed assets and amortization

               The Company records amortization on computer equipment at 30%, on a declining balance basis.


                                               January 31,
                           -----------------------------------------------------
                                  2004              2003              2002
                           ----------------   ---------------   ----------------
Cost                      $      1,653       $           -                   -
Accumulated amortization           496                   -                   -
--------------------------------------------------------------------------------
                          $      1,157       $           -                   -
================================================================================

           b)  General and administration expenses

                General  and   administration   expenses   are  written  off  to
                operations as incurred.

           c)    Financial Instruments

                 The Company's financial instruments consist of cash and cash equivalents, GST receivable, prepaid expense and current liabilities. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial statements approximates their carrying values. The Company does not have any off-balance sheet debt.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd)

d)              Translation of Foreign Currency

                The accounts of the Company are translated into Canadian dollars on the following basis:

                -monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date
                -non-monetary assets and liabilities are  translated at the rate prevailing when the transaction occurred
                -revenue, general & administration expenses, and gains and losses are translated at the average exchange rate in effect during the period
                -exchange gains or losses from conversion are included in the current net income.
                -depreciation or amortization of assets translated at
                 historical exchange rates are translated at the same   exchange
                 rates as the assets to which they relate;

e)               Use of estimates

                 The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates that affect certain reported amounts and disclosures. Estimates are used for, but are not limited to, the accounting for doubtful accounts, amortization, income taxes, and the recoverability of non-producing mining property capitalized costs and deferred exploration expenditures. Actual results may differ from those estimates.

f)               Stock-based compensation plan

                 Effective January 1, 2002 the Company adopted, on a prospective basis, CICA HB 3870 stock-based compensation and other stock-based payments, which established standards for the recognition, measurement, and disclosure of stock-based payments made in exchange for goods and services. Stock-based compensation and other stock-based payments require that stock-based payments to non-employees be accounted for using a fair value based method of accounting.

                 The new standards permit, and the Company has adopted, the use of the intrinsic value based method, which recognizes compensation costs for awards to employees only when the market price exceeds the exercise price at date of grant, but requires pro forma disclosure of earnings and earnings and earnings per share as if the fair value based method had been adopted. No stock options were issued during the period.

g)               Cash and cash equivalents

                 Cash and cash equivalents consist of $587 cash deposit in bank, $6,900 security deposit for credit card and $354 cash in lawyers' trust account as at January 31, 2004.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd)

h)                Mineral Properties

                  Acquisition costs of mineral properties are capitalized by the Company, and are dealt with in the same manner as deferred exploration costs. Mineral property sale proceeds or option payments received for exploration rights are credited firstly to mineral property costs, secondly, as a recovery of deferred exploration costs, and thereafter, recognized as a gain or loss in current operations.

i)                Values

                  The  amounts  for  deferred   exploration  costs  and  mineral
                  properties represent costs incurred to date and are not intended to reflect present or future values. The recoverability of the amounts shown for mineral properties and deferred exploration costs is dependent on the confirmation of economically recoverable reserves, the ability of the Company to obtain the necessary financing to successfully complete their development, including compliance with the requirements of lenders who may provide this financing from time to time, and upon future profitable operations.

j)                Restatement of Prior Year Figures

                  On the cancellation of 637,500 escrow shares for the fiscal year ended January 31, 2002, there was no reduction in the dollar amounts of issued share capital. The January 31, 2002, figures have been restated to reflect a reduction in issued share capital of $6,375 and a credit to the retained earnings (deficit) for $6,375 reflecting the cancellation of escrow shares.

Note 3.   SHARE CAPITAL

a)                Authorized: 100,000,000 common shares without par value

b)                Issued and outstanding:

                                                                           Year Ended January 31,
                                             ---------------------------------------------------------------------------------
                                                       2004                        2003                      2002
                                             ------------------------    -----------------------   ---------------------------
                                               Shares           $          Shares          $        Shares            $
                                             ---------      ----------  ----------    ----------   -----------   -------------
                                             Number of       Total of     Number of     Total of    Number of     Total of
                                              Common         Capital       Common        Capital     Common        Capital
                                              shares          stock        shares         stock      shares         stock
                                             ---------      ----------   ---------     ---------   -----------   -------------
Balance, January 31, 2003 and 2002           5,651,714     $ 1,113,471   5,651,714   $ 1,113,471    6,289,214    $  1,119,846
Cancellation of escrow shares (Note 2(j))          --              --           --            --     (637,500)         (6,375)
------------------------------------------------------------------------------------------------------------------------------
Balance, January 31, 2004 and 2003           5,651,714       1,113,471   5,651,714   $ 1,113,471    5,651,714    $  1,113,471
==============================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 4.   RELATED PARTY TRANSACTIONS

           (a) Loans from related parties of $684,644 as at January 31, 2004 ($722,302 - January 31, 2003) are unsecured, non interest bearing, with no specific terms of repayment. Loans from related party of $106,754.15 as at January 31, 2004 is non interest bearing, and shall mature on January 1, 2006 unless it is converted into equity (each $0.05 of Principal outstanding may be converted into one share) prior to the maturity date.

           (b) Management fees incurred and expenses paid on behalf of the Company for the fiscal year ended January 31, 2004 are as follows:


                               Management    Office     Travel&
                                  Fees      Expenses   Promotion     Total
                               ---------    --------   ---------    --------
          Darcy Krell          $  30,000   $  21,301   $   1,039   $  52,340
          Linda Smith                  0         668         143         811
          ------------------------------------------------------------------
                               $  30,000   $  21,969   $   1,182   $  53,151
          ==================================================================

Note 5.  INCOME TAXES

           The Company does not have any income tax liabilities during the current year and, accordingly, no income taxes are recorded. The potential income tax benefits associated with losses incurred by the Company have not been recorded in the accounts as future taxation.

Note 6.    INVESTMENT IN MINERAL PROPERTY

           The claims that the Company acquired from L.C.M. Equity Inc. in the Black River area in the, Thunder Bay Mining Division, Ontario, expired during the fiscal year ended January 31, 2003, and accordingly, costs of $200,000 were written off, resulting in a charge to operations of $200,000 in that fiscal year. During the current fiscal year ended January 31, 2004, the claims were restaked and the costs of restaking the newly named claims are capitalized as deferred exploration costs.

           The Company has 100% interest in Dotted Lake Property (TB 3011450 expiring March 14, 2005, TB 3011451 expiring March 14, 2005, TB 3011452 expiring March 23, 2005, TB3011453 expiring March 23, 2005,
           TB3011454 expiring March 23, 2005, Thunder Bay Mining Division, Ontario, Canada. These claims are held in trust for the Company in the name of 1179406 Ontario Limited, the latter of which is owned by Mr. Robert Reukl, the original staker of the claims who transferred the claims to1179406 Ontario Limited.

           Geological fees of $4,206 covering staking of these claims were incurred and capitalized for the year ended January 31, 2004.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================


Note 7.    ADVANCE FOR EXPLORATION EXPENDITURES

           The advance for exploration expenditures of $152,000 is held by L.C.M. Equity Inc. ("LCM") for exploration expenditures. LCM is required to proceed with exploration upon notice from Gemstar Resources Ltd. LCM is a private company which is not related to Gemstar Resources Inc. Management has determined that there is no impairment of this amount as at January 31, 2004.

Note 8.    LAWSUIT

           There is a claim by Ellis Foster that it is owed $51,680 for accounting services it provided to the Company. The Company disputes the payment of fees charged to it in the connection with the audit of Dalian Maple Leaf International School, a private company owned by the Company's former president, Mr. Sherman Jen.

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

             These financial statements are prepared in accordance with Canadian generally accepted accounting principles (Canadian GAAP). Differences at January 31, 2004 between Canadian GAAP and United States generally accepted accounting principles (U.S. GAAP) are described below, with the financial statement disclosure restated from Canadian GAAP with adjustments shown to conform to U.S. GAAP:

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
BALANCE SHEET
January 31, 2004
(With Comparative Figures as at January 31, 2003 and January 31, 2002) (In Canadian Dollars)

=========================================================================================================================
                                                               2004
                                         ------------------------------------------------
                                                            Adjustments
                                             Canadian       to Arrive at        U.S.
                                               GAAP           U.S. GAAP         GAAP         2003              2002
                                         ---------------  ----------------  ------------- ------------   ----------------
ASSETS
Current Assets
  Cash                                      $        587      $        --            587  $       1,854   $           308
  Cash in lawyer trust account                       354  (a)        (354)            --             --                --
  Deposit on credit card                           6,900  (a)      (6,900)            --             --                --
  GST receivable                                   2,458               --          2,458          1,790             1,573
--------------------------------------------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                 10,299           (7,254)         3,045          3,644             1,881

Advance for exploration expenditures             152,000  (a)    (152,000)            --             --                --

Fixed Assets, net                                  1,157               --          1,157             --                --

Investment in mineral property                     4,206  (b)      (4,206)            --             --                --
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                $    167,662      $  (163,460) $       4,202  $       3,644   $         1,881
===========================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts payable and accrued liabilities    $     99,255      $        --  $      99,255  $     100,883             90,240
Loans from related parties                       684,644               --        684,644        722,302            668,750
---------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                        783,899               --        783,899        823,185   $        758,990
---------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity
  Share capital
  Authorized:
   100,000,000 common shares without par value
  Issued:
   5,651,714 common shares
   (April 30, 2004 - 5,651,714 common shares)  1,113,471               --      1,113,471      1,113,471          1,113,471
  Loans from related party                       106,754               --        106,754            --                  --
  Retained earnings, accumulated during
   the development stage                      (1,836,462)        (163,460)    (1,999,922)    (1,933,012)        (1,870,580)
---------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                      (616,237)        (163,460)      (779,697)      (819,541)          (757,109)
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $    167,662      $  (163,460) $       4,202  $       3,644   $          1,881
===========================================================================================================================

APPROVED ON BEHALF OF THE BOARD:

 "Linda Smith"
 -----------------
 "Shannon Krell"
 -----------------

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================
Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF INCOME
For the Year Ended January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003
and January 31, 2002)
(In Canadian Dollars)

=================================================================================================================================
                                                                  2004
                                          ---------------------------------------------------
                                                               Adjustments
                                             Canadian          to Arrive at         U.S.
                                               GAAP              U.S. GAAP          GAAP             2003             2002
                                          ---------------    ----------------  --------------   --------------   ---------------
GENERAL AND ADMINISTRATION EXPENSES
   Amortization                             $         496      $          --  $           496  $         --      $            --
   Audit fees                                       2,700                 --            2,700         8,390                   --
   Bank charges and interest                          604                 --              604           292                2,286
   Consulting                                       1,035                 --            1,035            --                4,684
   Advance for exploration expenditures                --                 --               --            --              152,000
   Exploration costs on mineral properties             --  (b)         4,206            4,206            --                   --
   Filing and transfer agent fees                     711                 --              711           647                8,755
   Legal fees                                       1,218  (a)           354            1,572            --               10,481
   Management fees                                 30,000                 --           30,000        30,000               20,000
   Office expense                                  23,401                 --           23,401        20,871               20,791
   Travel and promotion                             2,185                 --            2,185         2,232                9,061
   Write off interest in mineral claims dropped        --                 --               --            --              200,000
---------------------------------------------------------------------------------------------------------------------------------
NET LOSS FOR THE YEAR                       $      62,350      $       4,560  $        66,910  $     62,432      $       428,058
=================================================================================================================================

Weighted Average Number of Shares Outstanding
          Basic                                 5,651,714                           5,651,714     5,651,714            5,651,714
=================================================================================================================================
          Diluted                               5,651,714                           5,651,714     5,651,714            5,651,714
=================================================================================================================================
NET PROFIT (LOSS) PER SHARE
          Basic                             $        0.01                     $          0.01  $       0.01                 0.08
=================================================================================================================================
          Diluted                           $        0.01                     $          0.01  $       0.01                 0.08
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================
Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF RETAINED EARNINGS
January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003
and January 31, 2002)
(In Canadian Dollars)

=================================================================================================================================
                                                                  2004
                                            ----------------------------------------------
                                                               Adjustments
                                                Canadian       to Arrive at        U.S.
                                                  GAAP          U.S. GAAP          GAAP           2003              2002
                                            ---------------  --------------  --------------  -------------   -----------------
Net loss for the year                        $     (62,350)  $      (4,560)  $     (66,910)  $   ( 62,432)           (428,058)
------------------------------------------------------------------------------------------------------------------------------
Retained earnings (Deficit), beginning of year  (1,774,112)       (158,900)     (1,933,012)    (1,870,580)         (1,448,897)
Adjustments to opening retained earnings
  - Cancellation of escrow shares                       --              --             --               --              6,375
------------------------------------------------------------------------------------------------------------------------------
                                                (1,774,112)       (158,900)     (1,933,012)    (1,870,580)         (1,442,522)
------------------------------------------------------------------------------------------------------------------------------
Deficit, end of year                         $  (1,836,462)  $    (163,460)  $  (1,999,922)  $ (1,933,012)         (1,870,580)
=================================================================================================================================





GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
Statement of Stockholders' Equity
For the Year Ended January 31, 2004
(In Canadian Dollars)

=================================================================================================================================
                                                          Total             Loans from            Retained              Total
                                Number of                Capital              Related             Earnings          Stockholders'
                                  Shares                  Stock                Party             (Deficit)              Equity
                            ---------------        ----------------     ----------------     ---------------     ----------------
Balance, Beginning of Year
  January 31, 2002                5,654,714       $       1,113,471  $                --   $     (1,870,580)   $        (757,109)
Loan from related party                  --                      --
Net Loss for the year                    --                      --                   --            (62,432)             (62,432)
---------------------------------------------------------------------------------------------------------------------------------
Balance for
year ended January 31, 2003       5,654,714       $       1,113,471  $                --   $     (1,933,012)   $        (819,541)
Loan from related party                  --                      --              106,754                 --              106,754
Net Loss for the year                                            --                   --            (66,910)             (66,910)
---------------------------------------------------------------------------------------------------------------------------------
Balance, End of Year,
  January 31, 2004                5,654,714       $       1,113,471  $           106,754   $     (1,999,922)   $        (779,697)
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================
Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF CASH FLOWS
For the Year Ended January 31, 2004
(With Comparative Figures for the Years Ended January 31, 2003 and January 31, 2002)
(In Canadian Dollars)

=================================================================================================================================
                                                                 2004
                                             -------------------------------------------
                                                              Adjustments
                                               Canadian       to Arrive at      U.S.
                                                 GAAP          U.S. GAAP        GAAP            2003                 2002
                                             -------------   -------------  ------------   ---------------    -----------------
FUNDS DERIVED FROM (APPLIED TO)
Operating activities
  Net loss for the year                      $    (62,350)   $     (4,560)  $   (66,910)  $        ( 62,432)   $      (428,058)
  Items not requiring use of cash
  Amortization                                        496              --           496                  --                 --
  Changes in non-cash working capital items
  GST receivable                                     (668)             --          (668)               (217)                --
  Prepaids                                             --              --            --                  --             (1,009)
  Cash in lawyers' trust account                     (354) (a)        354            --                  --                 --
  Deposit on credit card                               --              --            --                  --              6,900
  Accounts payable and accrued                     (1,628)             --        (1,628)             55,143             48,147
---------------------------------------------------------------------------------------------------------------------------------
                                                  (64,504)         (4,206)      (68,710)             (7,506)          (374,020)
---------------------------------------------------------------------------------------------------------------------------------

Investing activities
  Investment in mineral property                   (4,206)          4,206            --                  --                 --
  Purchase of fixed assets                         (1,653)             --        (1,653)                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                   (5,859)          4,206        (1,653)                 --                 --
---------------------------------------------------------------------------------------------------------------------------------

Financing activities
  Loans from related parties, net                  69,096             --         69,096               9,052            368,256
---------------------------------------------------------------------------------------------------------------------------------


CASH INCREASE (DECREASE)
 DURING THE YEAR                                   (1,267)            --         (1,267)              1,546             (5,764)

CASH, BEGINNING OF YEAR                             1,854             --          1,854                 308              6,072
---------------------------------------------------------------------------------------------------------------------------------

CASH, END OF YEAR                            $        587    $        --   $        587   $           1,854                308
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================


Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

             Detailed adjustments from Canadian GAAP to U.S. GAAP, referenced to disclosure restated, above, are as follows:

(a) Legal retainer, deposit in credit card, and advance for exploration expenditure

                  Under Canadian GAAP, the legal retainer for $354, deposit in credit card of $6,900 and advance for exploration expenditure for $152,000 can be prepaid. Under United States GAAP, legal retainer, deposit in credit card should be expensed as incurred, and accordingly, the amount of $159,254 is expensed in the current statement of income.

(b)      Accounting for start-up costs - Mining Properties

                  Deferred Exploration Costs

                  Under Canadian accounting principles, these costs and recoveries may be deferred prior to the commencement of commercial operations. Accounting principles in the United States require expenditures and revenue during the start-up of operations to be charged to earnings. The exploration costs of $4,206 which is deferred under Canadian accounting principles, are expensed in the current statement of income for U.S. GAAP.

(c)      Income taxes

                 The accounting for income taxes under Canadian GAAP and United States GAAP is essentially the same, except that:

                 - income tax rates of enacted or substantively enacted tax law must be used to calculate future income tax assets and liabilities under Canadian GAAP.
                 - Only income tax rates of enacted tax law can be used under United States GAAP.

                 For both Canadian GAAP and U.S. GAAP, no Future Income Tax (Canadian GAAP) or Deferred Tax (U.S. GAAP) are either recorded as assets or as liabilities, as they are offset by valuation reserves due to uncertainty of utilization of tax losses.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================


Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

(d)      Earnings (Loss) per Common Share

                   Loss per common  share for  Canadian  GAAP for the year ended
             January 31, 2004 is increased for U.S. GAAP due to fact that the loss has been revised under U.S.


                              Weighted              Net Loss                Loss Per Common Share
                               Average     --------------------------    --------------------------
                             Common Shares  Canadian           US          Canadian          US
                              Outstanding     GAAP            GAAP           GAAP           GAAP
                              ---------    ----------     -----------    -----------    -----------
Basic Earnings (Loss)
 Per common Share             5,651,714   $   (62,350)   $    (66,910)   $     (0.01)   $    (0.01)
                                                                           ========================
Dilution Effect                       0             0               0
------------------------------------------------------------------------
Diluted Earnings (Loss)
 Per Common Share             5,651,714   $   (62,350)   $   (66,910)    $     (0.01)   $    (0.01)
===================================================================================================

(e)      Accounting for asset retirement obligations

                    In August of 2001, U.S. FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("SFAS 143"). SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS 143 applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and / or the normal operation of a long-lived asset, except for certain obligations of lessees. SFAS 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company adopted SFAS 143 for the fiscal year beginning on February 1, 2003. The Company believes that SFAS 143 will not have a material effect on the Company's results of operations, financial position or liquidity.

(f)      Impairment of capital costs

                  Since February 1, 2003, the Company adopted CICA 3063.04 and 3063.09 for Impairment of capital costs of mineral properties and considered the conditions set out in CICA 3063.09-.10. to determine whether a write-down of capital costs is required. The adoption of the Impairment of capital costs eliminates all differences between Canadian and U.S. GAAP which impairment is defined in FAX-144 as the condition that exists when the carrying amount of a long-lived asset exceeds its fair value.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
January 31, 2004
================================================================================

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

(g)      Accounting for costs associated with exit or disposal activities

                  The U.S. FASB recently issued new Standard No. 146 relating to accounting for costs associated with exit or disposal activities. Effective February 1, 2003, the new standard requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company is required to apply the standard for U.S. GAAP purposes prospectively to exit or disposal activities initiated after February 1, 2003.

(h)      Investment securities

                  U.S. GAAP requires that investment securities be classified as either "available for sale" or "held to maturity", and requires available for sale securities to be reported on the balance sheet at their estimated fair values. Unrealized gains and losses arising from changes in fair values of available for sale securities are reported net of income taxes in other comprehensive income. Other than temporary declines in fair value are recorded by transferring the unrealized loss from other comprehensive income to the statement of income. For
                  U.S. GAAP, the Company accounts for substantially all investment securities as available for sale. Under Canadian GAAP, investment securities are carried at cost or amortized cost, with other than temporary declines in value recognized based upon expected net realizable values.

(i)      Statement of Stockholders' Equity

                  A separate Statement of Stockholders' Equity is not required for Canadian GAAP; it is, however, required in accordance with U.S. GAAP and, accordingly, is disclosed as a separate statement in the abovementioned for U.S. GAAP.

(j)      Exploration Stage Enterprise

                  Under the Canadian accounting principles, the Company is considered to be a Development Stage Enterprise. In accordance with U.S. accounting principles this reference is revised to Exploration Stage Enterprise.

                  Additional disclosure of the following items is required under U.S. accounting principles for exploration stage enterprises:
                  (1) separate caption in the shareholders' equity section of the balance sheet reporting cumulative net losses during the exploration stage, and this is disclosed in the abovementioned balance sheet reconciled to U.S. GAAP. (2) cumulative amounts of revenues and expenses since inception, (3) cumulative statement of cash flows since inception, and (4) details of each issuance of capital stock since inception. The Company has been an exploration stage since March 31, 1998 and the accumulated figures, for Items 2 and 3, are not available and therefore are not disclosed.

================================================================================

























                  GEMSTAR RESOURCES LTD.

                  Financial Statements
                  For the fiscal years ended January 31, 2003 and 2002 (Prepared in Canadian dollars)










                  INDEX

                                                                     Page
                                                                     ----




                  Auditors' Report                                      1

                  Financial Statements

                  Balance Sheet                                         2

                  Statement of Operations and Deficit                   3

                  Statement of Cash Flows                               4

                  Notes to Financial Statements                         5





-------------------------------------------------------------------------------
                                                                        1

AUDITORS' REPORT

To the Shareholders of
Gemstar Resources Ltd.


We have audited the balance sheets of Gemstar Resources Ltd. as of January 31, 2003 and 2002 and the statements of operations and deficit and statement of cash flows for each of the years in the three-year period ended January 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian and United States generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as of January 31, 2003 and 2002 and the results of its operations and cash flows for each of the years in the three-year period ended January 31, 2003 in accordance with Canadian generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied, on a basis consistent with that of the preceding year.

Generally accepted accounting principles in Canada vary in certain significant respects from generally accepted accounting principles in the United States. Application of generally accepted accounting principles in the United States would have affected results of operations, loss per share and cash flows for the years ended January 31, 2003, 2002 and 2001 and total assets, share capital and deficit at January 31, 2003 and 2002, to the extent summarized in Note 9 to the financial statements.





/s/ S.G.and Associates

Chartered Accountants

Richmond, BC, Canada

May 10, 2003





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-U.S. REPORTING DIFFERENCES



In the United States, reporting standards for auditors require the additions of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in
Note 1 to the financial statements. Our report to the shareholders dated May 10, 2003, is expressed in accordance with Canadian reporting standards, which do not permit a reference to such events and conditions in the auditor's reports when these are adequately disclosed in the financial statements.








Chartered Accountants

Richmond, BC, Canada

September 26, 2003












--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Balance Sheet
January 31, 2003
(Prepared in Canadian dollars)

================================================================================================
                                                                             2003           2002
------------------------------------------------------------------------------------------------
Assets

Current assets
     Cash                                                             $     1,854    $       308
     Prepaid                                                              152,000        152,000
     GST receivable                                                         1,790          1,573
     -------------------------------------------------------------------------------------------

     Total current assets                                                 155,644        153,881

Interest in unproven mineral claims (Note 4)                                  ---        200,000

Deposits (Note 3)                                                           6,900          6,900

------------------------------------------------------------------------------------------------

Total assets                                                          $   162,544    $   360,781
================================================================================================

Liabilities and Shareholders' Deficit

Current liabilities
     Accounts payable and accrued liabilities                         $   100,883    $    90,240
     Accounts payable and accrued liabilities to related parties          105,000         60,500
     -------------------------------------------------------------------------------------------
                                                                          205,883        150,740


Loans Payable from related parties (Note 7)                               617,302        608,250
------------------------------------------------------------------------------------------------
                                                                          823,185        758,990

Shareholders' deficit
     Share Capital (Note 5)                                             1,119,846      1,119,846
     Deficit                                                           (1,780,487)    (1,518,055)
     -------------------------------------------------------------------------------------------

     Total shareholders' deficit                                         (660,641)     (398,209)

------------------------------------------------------------------------------------------------
Total liabilities and shareholders' deficit                           $   162,544    $   360,781
================================================================================================

See accompanying notes to financial statements.







--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Statement of Operations and Deficit
For the years ended January 31, 2003 and 2002
(Prepared in Canadian dollars)

===============================================================================================
                                                          2003            2002             2001
-----------------------------------------------------------------------------------------------

REVENUES                                         $         ---    $        ---    $         ---


EXPENSES

Bank charges and interest                        $         292    $      2,286    $      16,397
Advertising and promotion                                   24             725              ---
Consulting                                                 ---           4,684              ---
Listing and filing fees                                  2,050           5,970            5,063
Management fees                                         30,000          20,000           35,000
Office                                                  20,871          20,791            7,248
Professional fees                                        8,390          10,481            9,086
Transfer Agent                                             647           2,785            1,152
Travel                                                     158           1,436              ---
------------------------------------------------------------------------------------------------
                                                        62,432          69,158           73,946
------------------------------------------------------------------------------------------------

NET LOSS BEFORE THE FOLLOWING                          (62,432)        (69,158)         (73,946)
WRITE OFF  INTEREST IN UNPROVEN MINERAL CLAIMS        (200,000)            ---              ---
------------------------------------------------------------------------------------------------
NET LOSS FOR THE YEAR                                 (262,432)        (69,158)         (73,946)

DEFICIT, BEGINNING OF YEAR                          (1,518,055)     (1,448,897)      (1,374,951)
------------------------------------------------------------------------------------------------

DEFICIT, END OF YEAR                             $  (1,780,487)   $ (1,518,055)   $  (1,448,897)

================================================================================================


LOSS PER SHARE:

Basic and diluted                                     $  (0.05)       $  (0.01)        $  (0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted                                    5,652,000       5,652,000        5,970,000



See accompanying notes to financial statements.







--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Statement of Cash Flows
(For the years ended January 31, 2003 and 2002
(Prepared in Canadian dollars)

===================================================================================================
                                                                2003           2002            2001
---------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES

Net loss for the year                                     $( 262,432)    $  (69,158)     $  (73,946)

Add items not affecting working capital
   Write off of                                              200,000            ---             ---
----------------------------------------------------------------------------------------------------
                                                             (62,432)       (69,158)        (73,946)

Net changes in non-cash working capital items:
   Prepaids                                                      ---       (152,000)            ---
   GST receivable                                               (217)        (1,009)          2,682
   Accounts payable and accrued liabilities                   55,143         48,147          42,177
---------------------------------------------------------------------------------------------------
Cash used in operating activities                             (7,506)      (174,020)        (29,087)
---------------------------------------------------------------------------------------------------


INVESTING ACTIVITIES

     Acquisition of interest in unproven  mineral claim          ---       (200,000)            ---
     Deposits                                                    ---            ---          (6,900)
---------------------------------------------------------------------------------------------------
Cash used in investing activities                                ---       (200,000)         (6,900)
---------------------------------------------------------------------------------------------------


FINANCING ACTIVITIES

     Loans payable from related parties, net                   9,052        368,256          42,074
---------------------------------------------------------------------------------------------------
     Cash provide by financing activities                      9,052        368,256          42,074
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH DURING THE YEAR                    1,546         (5,764)          6,087

CASH, BEGINNING OF THE YEAR                                      308          6,072             (15)
---------------------------------------------------------------------------------------------------

CASH, END OF THE YEAR                                     $    1,854     $      308      $    6,072
===================================================================================================



SUPPLEMENTARY CASH FLOW INFORMATION:

Cash paid during the year for:
   Interest expenses                                      $      140     $    1,821      $   15,894
   Income taxes                                           $      ---     $      ---      $      ---



See accompanying notes to financial statements.






--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------

1.   Nature of operations and going concern

     The accompanying financial statements have been prepared in accordance with Canadian generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company's ability to continue as a going concern is dependent upon the ability of management to obtain sufficient financing. Management is actively seeking additional financing, and while they have been successful in the past, there is no assurance they will be able to do so in the future. These matters raise doubt about the company's ability to continue as a going concern. These financial statements do not include adjustments that would be necessary should the company be unable to continue as a going concern.

..

2.   Significant accounting policies

     These financial statements are expressed in Canadian dollars except where noted otherwise. These financial statements are prepared in accordance with accounting principles generally accepted in Canada which do not differ from those established in the United States, except as described in Note 9.

     (a) Use of estimates

         The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, particularly the recoverability of accounts receivable, capital and intangible assets, and accrued liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from estimates.


     (b) Fair value of financial instruments

         The carrying value of certain of the Company's financial instruments, including cash, accounts receivable, accounts payable, and accrued liabilities approximates fair value due to their short-term maturity. It is management's position that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments.



      (c)Loss per share

         Loss per common share is calculated using the weighted average number of common shares issued and outstanding during each year.





--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


2.   Significant accounting policies


     (d) Interest in Unproven Mineral Claims


         The Company records its interest in unproven mineral claims at cost. Exploration and development expenditures relating to these interests are capitalized until the properties to which they related are placed into production, sold or allowed to lapse. These expenditures will be amortized over the estimated useful life of the property on the units of production method following commencement of production, written off if the interest in unproven mineral claims or projects are sold or allowed to lapse. General exploration expenditures are expensed as incurred. The Company is in the process of exploring and developing its properties and has not yet full determined the amount of resources and reserves available in its properties. Senior management reviews the carrying values of deferred interest in unproven mineral claims acquisition and exploration expenditures with a view to assessing whether there has been any impairment in value. There have been no events or changes in circumstances to indicate that the carrying values of the properties should be reassessed. In the event that reserves are determined to be insufficient to recover the carrying values of any property, the carrying value will be written down or written off, as appropriate.



     (e) Income taxes

         The Company follows the liability method of accounting for income taxes. Under this method, income liabilities and assets are recognized for the estimated tax consequences attributable to differences between the amounts reported in the financial statements and their respective tax bases, using enacted income tax rates. The effect of a change in income tax rates on future income tax liabilities and assets is recognized in income in the period that the change occurs. A valuation allowance has been provided , no previous benefit has been recognized in the financial statements.




3.    Deposits

      The deposits are subject to restrictions that prevent its use for current purposes.





--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------



4.   Interest in Unproven Mineral Claims

     ===========================================================================
                                                            2003         2002
     ---------------------------------------------------------------------------

     Acquisition Costs

     Dotted Lake Property, Ontario                    $  200,000   $  200,000

     Write off of Interest in unproven mineral claims   (200,000)         ---
     ---------------------------------------------------------------------------
                                                      $      ---   $  200,000
     ===========================================================================


     Dotted Lake Property, Ontario

     The Company acquired a 100% undivided interest in seventy six mineral claims located in the Black River Area, Thunder Bay Mining Division, Ontario in the amount of $ 200,000.

     During the year, the mineral claim lapsed and as a result the interest in unproven mineral claims was written off.See Note 9


5.   Share Capital

     (a) The authorized share capital of the Company consists of 100,000,000 common shares without par value.

     (b) The issued and outstanding common shares of the Company are as follows:

         =======================================================================
                                                    Number of
                                                       shares           Amount
         -----------------------------------------------------------------------

         Balance at January 31, 2000                6,289,214     $  1,119,846
         Cancellation of escrow shares               (637,500)             ---

         -----------------------------------------------------------------------
         Balance, January 31, 2002 and 2003         5,651,714     $  1,119,846
         =======================================================================






--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------




6.   Related Party Transactions

       a) The Company paid and or accrued to a spouse of a director for the following:

          ======================================================================
                                         2003              2002             2001
          ----------------------------------------------------------------------

              Office                $  18,000         $  18,000       $    7,500
              Management Fees       $  30,000         $  20,000        $  35,000

          ----------------------------------------------------------------------

         b) $105,000 (2002 - $ 60,500) included in accounts payable is an amount due to a spouse of a director with respect for management fees and office.

         c) During the 2001 year, the Company was indebted to a company controlled by a former director of the Company. This loan was unsecured and repayable upon demand. This debt in the amount of $215,705 was assigned to a spouse of a director.

         d)  These  transactions  are in the normal course of operations and are
             measured  at  the   exchange   amount,   which  is  the  amount  of
             consideration established and agreed to by the related parties.












--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


7.   Loans Payable from Related Parties


     ---------------------------------------------------------------------------------------
                                                                           2003         2002
     ---------------------------------------------------------------------------------------
     Unsecured non interest bearing loan without terms of repayment
     from a spouse of a director of the Company.                     $   22,231       77,639

     Unsecured non interest bearing loan without terms of repayment
     from a director of the Company.                                    413,317      423,857

     Unsecured non interest bearing loan without terms of repayment
     from a family member of a director of the Company.                 181,754      106,754
     ---------------------------------------------------------------------------------------

                                                                        617,302      608,250

8.       Subsequent Event

     Subsequent to January 31, 2003, the Company restaked the mineral claims disclosed in Note 4.


9.   United States Generally Accepted Accounting Principles

     These financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP"), which differ in certain respects from those principles and practices that the Company would have followed had its financial statements been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP"). The Company is considered to be an exploration stage company under US GAAP. Comprehensive earnings are the same as net earnings under US GAAP for all periods presented. The following summarizes the significant differences between Canadian GAAP and US GAAP as they relate to the Company:


     (a) Interest in unproven mineral claims :

     Under Canadian GAAP applicable to junior exploration companies, mineral exploration expenditures related to interest in unproven mineral claims may be initially capitalized if such costs have the characteristics of property, plant and equipment and that capitalization is appropriate to its circumstances. Under US GAAP, all interest in unproven mineral claims acquisition costs and exploration expenditures are expensed until an independent feasibility study has determined that the property is capable of economic commercial production.





--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


9.   United States Generally Accepted Accounting Principles (continued)

     (b) Recent Accounting Pronouncements:

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The requirements of SFAS No. 150 apply to issuers' classification and measurement of freestanding financial instruments, including those that comprise more than one option or forward contract. SFAS No. 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. Restatement is not permitted. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure", which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 expands the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The disclosure provisions of SFAS No. 148 are effective for financial statements for interim periods beginning after December 15, 2002. The Company adopted SFAS No. 148 on February 1, 2003 and as the Company has not granted stock options for the prior three fiscal years, its impact did not have a material effect on the Company's results of operations or financial position.

     In June, 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The Company adopted SFAS No. 146 on January 1, 2003 and its impact did not have a material effect on its financial position or results of operations.

     FASB has also issued SFAS No. 145, 147 and 149 but they will not have any relationship to the operations of the Company therefore a description of each and their respective impact on the Company's operations have not been disclosed.




--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


9.   United States Generally Accepted Accounting Principles (continued)



     The effect of differences in accounting under Canadian GAAP and US GAAP on the statements of loss are as follows:

     ============================================================================
                                                       2003       2002       2001
     ----------------------------------------------------------------------------
     Net loss for the year, under Canadian GAAP $ (262,432) $ (69,158) $ (73,946)
     Difference in accounting for interest in
     unproven mineral claims costs                 200,000   (200,000)       ---
     ----------------------------------------------------------------------------

     Net loss for the year, under US GAAP       $  (62,432) $(269,158) $ (73,946)
     ============================================================================



     Net loss for the year under US GAAP per
     common share:

     Basic and diluted                          $   (0.01)  $  (0.05)  $  (0.01)



     The effect of the differences in accounting under Canadian GAAP and US GAAP on the balance sheets are as follows:

     =========================================================================================================
                                                      January 31, 2003                   January 31, 2002
                                                      ----------------                   ----------------
                                                  Canadian    United States          Canadian    United States
                                                      GAAP             GAAP              GAAP             GAAP
     ----------------------------------------------------------------------------------------------------------
     Current assets                             $  155,644       $  155,644        $  153,881       $  153,881
     Interest in unproven mineral claims               ---              ---           200,000              ---
     Deposits                                        6,900            6,900             6,900            6,900
     ---------------------------------------------------------------------------------------------------------

                                                $  162,544       $  162,544        $  360,781       $  160,781
     ---------------------------------------------------------------------------------------------------------

     Current liabilities                        $  205,883       $  205,883        $  150,740       $  150,740
     Loans payable from related parties            617,302          617,302           608,250          608,250
     Share Capital                               1,119,846        1,119,846         1,119,846        1,119,846
     Deficit                                    (1,780,487)      (1,780,487)       (1,518,055)      (1,718,055)
     ---------------------------------------------------------------------------------------------------------

                                                $  162,544       $  162,544        $  360,781       $  160,781
     =========================================================================================================





--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
January 31, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


9.   United States Generally Accepted Accounting Principles (continued)

     The effect of the differences in accounting under Canadian GAAP and US GAAP on the statements of cash flows are as follows:

     ------------------------------------------------------------------------------------------
                                                        2003              2002             2001
     ------------------------------------------------------------------------------------------

     Cash used in operating activities,
        under Canadian GAAP                        $  (7,506)      $  (174,020)      $  (29,087)
     Difference in accounting for interest
       in unproven mineral claims costs                  ---          (200,000)             ---
     -------------------------------------------------------------------------------------------
     Cash used in operating activities,
        under US GAAP                              $  (7,506)      $  (374,020)      $  (29,087)
     -------------------------------------------------------------------------------------------

     Cash used in investing activities,
        under Canadian GAAP                        $     ---       $  (200,000)      $   (6,900)
     Difference in accounting for interest
        in unproven mineral claims costs                 ---           200,000              ---
     -------------------------------------------------------------------------------------------
     Cash used in investing activities,
        under US GAAP                              $     ---       $       ---       $   (6,900)
     -------------------------------------------------------------------------------------------

     Cash used in financing activities,
        under Canadian GAAP                        $   9,052       $   368,256       $   42,074
     Difference in accounting for interest               ---               ---              ---
     -------------------------------------------------------------------------------------------
     Cash used in financing activities,
        under US GAAP                              $   9,052       $   368,256       $   42,074
     -------------------------------------------------------------------------------------------







--------------------------------------------------------------------------------

                  GEMSTAR RESOURCES LTD.
                  ----------------------
                  Financial Statements
                  For the Three Month period ended April 30, 2003
                  (Prepared in Canadian dollars)

















--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Balance Sheet
April 30, 2003
(Prepared in Canadian dollars)

=================================================================================================
                                                                       April 30,      January 31,
                                                                           2003             2003
=================================================================================================
Assets

Current assets
     Cash                                                          $      1,952    $       1,854
     Prepaid                                                            152,000          152,000
     GST receivable                                                       1,790            1,790
     -------------------------------------------------------------------------------------------
     Total current assets                                               155,742          155,644

Interest in unproven mineral claims (Note 1)                              4,206              ---

Deposits                                                                  6,900            6,900

------------------------------------------------------------------------------------------------

Total assets                                                       $    166,848    $     162,544
================================================================================================

Liabilities and Shareholders' Deficit

Current liabilities
     Accounts payable and accrued liabilities                      $    101,357    $     100,883
     Accounts payable and accrued liabilities to related parties   $    117,000    $     105,000
     -------------------------------------------------------------------------------------------
                                                                        218,357          205,883

Loans Payable from related parties                                      622,998          617,302
------------------------------------------------------------------------------------------------
                                                                        841,355          823,185
Shareholders' deficit
     Share Capital                                                    1,119,846        1,119,846
     Deficit                                                         (1,794,353)      (1,780,487)
     -------------------------------------------------------------------------------------------
     Total shareholders' deficit                                       (674,507)        (660,641)
------------------------------------------------------------------------------------------------
Total liabilities and shareholders' deficit                        $    166,848    $     162,544
================================================================================================








--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Statement of Operations and Deficit
For the Three Month period ended April 30,2003
(Prepared in Canadian dollars)
------------------------------

==================================================================================
                                                      Three Month      Three Month
                                                         April 30,        April 30,
                                                             2003             2002
==================================================================================
REVENUES                                           $          ---    $         ---

EXPENSES

Advertising                                        $          ---    $         137
Bank charges and interest                                     213              101
Consulting                                                  1,035              ---
Management fees                                             7,500            7,500
Office                                                      4,718            4,788
Professional fees                                             400              ---
Transfer Agent                                                ---              147
Travel                                                        ---               45
----------------------------------------------------------------------------------
                                                           13,866           12,718
----------------------------------------------------------------------------------

NET LOSS FOR THE PERIOD                                   (13,866)         (12,718)

DEFICIT, BEGINNING OF PERIOD                           (1,780,487)      (1,518,055)
----------------------------------------------------------------------------------

DEFICIT, END OF PERIOD                             $   (1,794,353)   $  (1,530,773)
===================================================================================


LOSS PER SHARE:
Basic and diluted                                  $        (0.01)   $        (0.01)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted                                       5,652,000         5,652,000








--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Statement of Cash Flows
For the Three Month period ended April 30, 2003
(Prepared in Canadian dollars)

========================================================================================
                                                           Three Month      Three Month
                                                              April 30,        April 30,
                                                                  2003             2002
----------------------------------------------------------------------------------------
OPERATING ACTIVITIES

Net loss for the period                                  $     (13,866)   $     (12,718)

Net Changes in non-cash working capital items:

     Accounts payable                                           12,474           12,208
     GST receivable                                                ---              (40)
----------------------------------------------------------------------------------------
Cash used in operating activities                               (1,392)            (550)
----------------------------------------------------------------------------------------


INVESTING ACTIVITIES

     Increase in Interest in unproven mineral claims            (4,206)             ---
----------------------------------------------------------------------------------------
     Cash used in investing activities                          (4,206)             ---
---------------------------------------------------------------------------------------


FINANCING ACTIVITIES

     Loans payable from related parties, net                     5,696          135,500
----------------------------------------------------------------------------------------
     Cash provided by financing activities                       5,696          135,500
----------------------------------------------------------------------------------------

INCREASE IN CASH DURING THE PERIOD                                  98          134,950

CASH, BEGINNING OF THE PERIOD                                    1,854              308
----------------------------------------------------------------------------------------

CASH, END OF THE PERIOD                                  $       1,952    $     135,258
========================================================================================

SUPPLEMENTARY CASH FLOW INFORMATION:

Cash paid in the period for:

     Interest expense                                            $ 159             $ 50
     Income taxes                                                $ ---             $ --









--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
April 30, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


Interim Reporting

While the information presented in the accompanying interim three month to April 30, 2003 financial statements is unaudited, it includes all adjustments which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented.


Significant Accounting Policies

In the opinion of management the unaudited quarterly financial statements reflect all adjustments consisting only of normal recurring adjustments, necessary to present fairly the financial position at April 30, 2003, the results of operations and changes in cash flows for the three month period ended April 30, 2003, in accordance with accounting principles generally accepted in Canada. These financial statements should be read in conjunction with the company's financial statements and notes thereto related to the year ended January 31, 2003.



Notes to the Financial Statements


1.   Interest in Unproven Mineral Claims

     ==============================================================================
                                                         April 30,      January 31,
                                                             2003             2003
     ==============================================================================
     Acquisition Costs

     Dotted Lake Property, Ontario                    $     4,206    $    200,000

     Deferred Exploration Costs

     Dotted Lake Property, Ontario                            ---             ---

     Write off of Interest in unproven mineral claims         ---        (200,000)
     ------------------------------------------------------------------------------
                                                      $     4,206    $        ---
     ==============================================================================







--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
April 30, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


10.  United States Generally Accepted Accounting Principles

     These financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP"), which differ in certain respects from those principles and practices that the Company would have followed had its financial statements been prepared in accordance with generally accepted accounting principles in the United States ("US GAAP"). The Company is considered to be an exploration stage company under US GAAP. Comprehensive earnings are the same as net earnings under US GAAP for all periods presented. The following summarizes the significant differences between Canadian GAAP and US GAAP as they relate to the Company:


     (a) Interest in Unproven Mineral Claims:

     Under Canadian GAAP applicable to junior exploration companies, mineral exploration expenditures related to interest in unproven mineral claims may be initially capitalized if such costs have the characteristics of property, plant and equipment and that capitalization is appropriate to its circumstances. Under US GAAP, all interest in unproven mineral claims acquisition costs and exploration expenditures are expensed until an independent feasibility study has determined that the property is capable of economic commercial production


     (b) Recent Accounting Pronouncements:

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). The requirements of SFAS No. 150 apply to issuers' classification and measurement of freestanding financial instruments, including those that comprise more than one option or forward contract. SFAS No. 150 does not apply to features that are embedded in a financial instrument that is not a derivative in its entirety. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of SFAS No. 150 and still existing at the beginning of the interim period of adoption. Restatement is not permitted. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.







--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
April 30, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------

2.   United States Generally Accepted Accounting Principles (Continued):


     (b) Recent Accounting Pronouncements:

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure", which amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 expands the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition provisions of SFAS No. 148 are effective for fiscal years ended after December 15, 2002. The disclosure provisions of SFAS No. 148 are effective for financial statements for interim periods beginning after December 15, 2002. The Company adopted SFAS No. 148 on February 1, 2003 and as the Company has not granted stock options for the prior three fiscal years, its impact did not have a material effect on the Company's results of operations or financial position.

     In June, 2002, FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. The Company adopted SFAS No. 146 on January 1, 2003 and its impact did not have a material effect on its financial position or results of operations.

     FASB has also issued SFAS No. 145, 147 and 149 but they will not have any relationship to the operations of the Company therefore a description of each and their respective impact on the Company's operations have not been disclosed.

     The effect of differences in accounting under Canadian GAAP and US GAAP on the statements of loss are as follows:

     --------------------------------------------------------------------------
                                                    April 30,         April 30,
                                                        2003              2002
     --------------------------------------------------------------------------

     Net loss for the period, under Canadian GAAP $  (13,866)       $  (12,718)
     Difference in accounting for interest in
     unproven mineral claims                          (4,206)              ---
     --------------------------------------------------------------------------

     Net loss for the year, under US GAAP         $  (18,072)       $  (12,718)
     --------------------------------------------------------------------------



     Net loss for the year under US GAAP per common share:

     Basic and diluted                              $  (0.01)         $  (0.01)




--------------------------------------------------------------------------------

GEMSTAR RESOURCES LTD.
Notes to the Financial Statements
April 30, 2003
(Prepared in Canadian dollars)
--------------------------------------------------------------------------------


3.   United States Generally Accepted Accounting Principles (Continued):

     The effect of the differences in accounting under Canadian GAAP and US GAAP on the balance sheets are as follows:

     ---------------------------------------------------------------------------------------------------------
                                                       April 30, 2003                     January 31, 2003
                                                       --------------                    -----------------
                                                  Canadian    United States          Canadian    United States
                                                      GAAP             GAAP              GAAP             GAAP
     ---------------------------------------------------------------------------------------------------------
     Current assets                             $  155,742       $  155,742        $  155,644       $  155,644
     Interest in Unproven Mineral Claims             4,206              ---               ---              ---
     Deposits                                        6,900            6,900             6,900            6,900
     ---------------------------------------------------------------------------------------------------------

                                                $  166,848       $  162,642        $  162,544       $  162,544
     ---------------------------------------------------------------------------------------------------------

     Current liabilities                        $  218,357       $  218,357        $  205,883       $  205,883
     Loans payable                                 622,998          622,998           617,302          617,302
     Share Capital                               1,119,846        1,119,846         1,119,846        1,119,846
     Deficit                                    (1,794,353)      (1,798,559)       (1,780,487)      (1,780,487)
     ---------------------------------------------------------------------------------------------------------
                                                $  166,848       $  162,642        $  162,544       $  162,544
     ---------------------------------------------------------------------------------------------------------


     The effect of the differences in accounting under Canadian GAAP and US GAAP on the statements of cash flows are as follows:

     ----------------------------------------------------------------------------------------------
                                                                        April 30           April 30,
                                                                            2003              2002
     ----------------------------------------------------------------------------------------------
     Cash used in operating activities,
        under Canadian GAAP                                            $  (1,392)       $  (12,718)
     Difference in accounting for interest in unproven mineral claims     (4,206)              ---
     ----------------------------------------------------------------------------------------------
     Cash used in operating activities,
        under US GAAP                                                  $  (5,598)       $      ---
     ----------------------------------------------------------------------------------------------

     Cash used in investing activities,
        under Canadian GAAP                                            $  (4,206)       $      ---
     Difference in accounting for interest in unproven mineral claims      4,206               ---
     ----------------------------------------------------------------------------------------------
     Cash used in investing activities,
        under US GAAP                                                  $     ---        $      ---
     ----------------------------------------------------------------------------------------------

     Cash used in financing activities,
        under Canadian GAAP                                            $   5,696        $  135,500
     Difference in accounting for interest in unproven mineral claims        ---               ---
     ----------------------------------------------------------------------------------------------
     Cash used in financing activities,
        under US GAAP                                                  $   5,696        $  135,500
     ----------------------------------------------------------------------------------------------

================================================================================

================================================================================


                                MOEN AND COMPANY
                              CHARTERED ACCOUNTANTS

Member:                                                                                     Securities Commission Building
Canadian Institute of Chartered Accountants                                                   PO Box 10129, Pacific Centre
Institute of Chartered Accountants of British Columbia                                Suite 1400 - 701 West Georgia Street
Institute of Management Accountants (USA) (From 1965)
                                                                                               Vancouver, British Columbia
Registered with:                                                                                            Canada V7Y 1C6
Public Company Accounting Oversight Board (USA) (PCAOB)                                         Telephone:  (604) 662-8899
Canadian Public Accountability Board (CPAB)                                                           Fax:  (604) 662-8809
Canada  - British Columbia Public Practice Licence                                                Email:  moenca@telus.net
--------------------------------------------------------------------------------------------------------------------------


                     INDEPENDENT ACCOUNTANTS' REVIEW REPORT
                     --------------------------------------



To the Board of Directors of
Gemstar Resources Ltd.
(An Exploration Stage Company)

We have reviewed the accompanying Balance Sheet of Gemstar Resources Ltd. (An Exploration Stage Company) as of July 31, 2004, and the related Statements of Income, Retained Earnings (Deficit), Cash Flows and Stockholders' Equity for the six month period ended July 31, 2004, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Gemstar Resources Ltd.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

On the basis of our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with U.S. generally accepted accounting principles, as disclosed in the reconciliation of Canadian and United States generally accepted accounting principles in Note 9 to the accompanying notes to the financial statements.

We did not review the comparative figures for the six month period ended July 31, 2003 as they were prepared by management, without independent review.


                                                           "Moen and Company"
                                                                   ("Signed")

                                                        Chartered Accountants


Vancouver, British Columbia, Canada
August 16, 2004

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
BALANCE SHEET
July 31, 2004
(With Comparative Figures at January 31, 2004)
(In Canadian Dollars)

=================================================================================================================================
                                                                             July 31,                            January 31,
                                                                             2004                                  2004
                                                                       ----------------                      ---------------
                                                                          (Unaudited)                           (Audited)
ASSETS
Current Assets
         Cash  (Note 2(g))                                           $               496                $                 587
         Cash in lawyers' trust account (Note 2(g))                                  354                                  354
         Deposit on credit card  (Note 2(g))                                       6,900                                6,900
         GST receivable                                                            2,809                                2,458
--------------------------------------------------------------------------------------------------------------------------------
                       TOTAL CURRENT ASSETS                                       10,559                               10,299

Advance for exploration expenditures (Note 7)                                    152,000                              152,000

Fixed Assets, net (Note 2)                                                           983                                1,157

Investment in mineral property (Note 6)                                            4,206                                4,206
--------------------------------------------------------------------------------------------------------------------------------

                       TOTAL ASSETS                                   $           167,748               $              167,662
================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
         Accounts payable and accrued liabilities                     $            96,212               $               99,255
         Loans from related parties (Note 4)                                      725,636                              684,644
--------------------------------------------------------------------------------------------------------------------------------
                       TOTAL CURRENT LIABILITIES                                  821,848                              783,899
--------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity
         Share capital (Note 3)
                Authorized:
                       100,000,000 common shares without par value
                Issued:
                       5,651,714 common shares, unchanged from
                       January 31, 2004                                         1,113,471                            1,113,471
                Loans from related party (Note 4)                                 106,754                              106,754
         Retained earnings, accumulated during the development stage
                      (Notes 1 & 2(j))                                         (1,874,325)                          (1,836,462)
-------------------------------------------------------------------------------------------------------------------------------
                       TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      (654,100)                            (616,237)
-------------------------------------------------------------------------------------------------------------------------------
                       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $          167,748              $               167,662
===============================================================================================================================

Nature and continuance of operations:  Note 1
APPROVED ON BEHALF OF THE BOARD:

"Linda Smith"         Chief Executive Officer, Director
---------------------
"Shannon Krell"       Chief Financial Officer, Director
---------------------


See Accompanying Review Engagement Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF INCOME
For the Six Month Period Ended July 31, 2004
(With Comparative Figures for the Six Month Period Ended July 31, 2003) (In Canadian Dollars)

=================================================================================================================================

                                                             Three Month Period Ended                 Six Month Period Ended
                                                                      July 31,                                July 31,
                                                       -------------------------------------     --------------------------------
                                                            2004                    2003            2004                 2003
                                                       ---------------          ------------     ------------         -----------
GENERAL AND ADMINISTRATION EXPENSES
      Amortization                                   $              87        $          --      $        174     $           --
      Audit fees                                                 3,000                   --             3,000                400
      Bank charges and interest                                    102                  250               144                463
      Consulting                                                 2,205                   --             2,205              1,035
      Management fees                                            7,500                7,500            15,000             15,000
      Office expense                                             7,487                5,008            13,615              9,726
      Travel and promotion                                       1,663                   --             3,725                 --
---------------------------------------------------------------------------------------------------------------------------------
                                                                22,044               12,758            37,863             26,624
--------------------------------------------------------------------------------------------------------------------------------

NET LOSS FOR THE PERIOD                              $         (22,044)       $     (12,758)     $    (37,863)    $      (26,624)
=================================================================================================================================

Weighted Average Number of Shares Outstanding
                        Basic                                5,651,714            5,651,714         5,651,714          5,651,714
=================================================================================================================================
                        Diluted                              5,651,714            5,651,714         5,651,714          5,651,714
=================================================================================================================================
NET PROFIT (LOSS) PER SHARE
                        Basic                        $          (0.00)        $      (0.00)      $      (0.01)    $       (0.00)
=================================================================================================================================
                        Diluted                      $          (0.00)        $      (0.00)      $      (0.01)    $       (0.00)
=================================================================================================================================


See Accompanying Review Engagement Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF RETAINED EARNINGS
July 31, 2004
(With Comparative Figures for the Six Month Period Ended July 31, 2003) (In Canadian Dollars)

=================================================================================================================================


                                                       Three Month Period Ended                   Six Month Period Ended
                                                               July 31,                                   July 31,
                                                  -------------------------------------    -------------------------------------
                                                       2004                  2003               2004                   2003
                                                  ---------------      ----------------    ---------------       ---------------
Net loss for the period                           $      (22,044)      $        (12,758)    $      (37,863)      $      (26,624)
Retained earnings (Deficit), beginning of period      (1,852,281)            (1,787,978)        (1,836,462)          (1,774,112)
---------------------------------------------------------------------------------------------------------------------------------
Deficit, end of period                            $   (1,874,325)      $     (1,800,736)    $   (1,874,325)      $   (1,800,736)
=================================================================================================================================


See Accompanying Review Engagement Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
(a Development Stage Company)
STATEMENT OF CASH FLOWS
For the Six Month Period Ended July 31, 2004
(With Comparative Figures for the Six Month Period Ended July 31, 2003) (In Canadian Dollars)

=================================================================================================================================
                                                      Three Month Period Ended                       Six Month Period Ended
                                                              July 31,                                      July 31,
                                                     -------------------------------------     -------------------------------
                                                          2004                    2003             2004                  2003
                                                     ---------------          ------------     -------------     -------------
FUNDS DERIVED FROM (APPLIED TO)
Operating activities
         Net loss for the period                     $      (22,044)      $      (12,758)     $     (37,863)     $    (26,624)
         Items not requiring use of cash
                Amortization                                     87                   --                174                --
         Changes in non-cash working capital items
                GST receivable                                 (182)                  --               (351)               --
                Accounts payable and accrued                 (1,635)               9,680             (3,043)           22,154
---------------------------------------------------------------------------------------------------------------------------------
                                                            (23,774)              (3,078)           (41,083)           (4,470)

Investing activities
         Investment in mineral property                          --                                      --            (4,206)
---------------------------------------------------------------------------------------------------------------------------------

Financing activities
         Loans from related parties, net                     24,990                2,999             40,992             8,695
-------- ------------------------------------------------------------------------------------------------------------------------


CASH INCREASE (DECREASE)
         DURING THE PERIOD                                    1,216                 (79)                (91)               19
CASH (BANK OVERDRAFT),
         BEGINNING OF PERIOD                                   (720)              1,952                 587             1,854
---------------------------------------------------------------------------------------------------------------------------------

CASH, END OF PERIOD                                  $          496       $       1,873       $         496      $      1,873
=================================================================================================================================



See Accompanying Review Engagement Report and Notes to Financial Statements

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 1.   NATURE AND CONTINUANCE OF OPERATIONS

           The Company was incorporated on March 31, 1998. The Company is in the development stage relating to exploration and development of mineral properties and has not generated any revenues from its planned operations. The deficit has been accumulated during this development stage.

           While the information presented in the accompanying interim six month to July 31, 2004 financial statements is unaudited, it includes all adjustments which are, in the opinion of management necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented.

           These financial statement have been prepared in accordance with Canadian generally accepted accounting principles applicable to a going concern which assume that the Company will realize its assets and discharge its liabilities in the normal course of business. The Company has incurred losses since inception of $1,880,700 and has a working capital deficit at July 31, 2004 of $811,289. These factors create doubt as to the ability of the Company to continue as a going concern unless sufficient funds are raised for the payment of its current liabilities and for ongoing operations. Realization values may be substantially different from the carrying values as shown in these financial statements should the Company be unable to continue as a going concern.

Note 2.   SIGNIFICANT ACCOUNTING POLICIES

           a)  Fixed assets and amortization

               The Company records amortization on computer equipment at 30%, on a declining balance basis.


                                                         July 31,
                                            ----------------------------------
                                                   2004              2003
                                            ----------------   ---------------
Cost                                        $      1,653       $           -
Accumulated amortization                             670                   -
------------------------------------------------------------------------------
                                            $        983       $           -
==============================================================================


           b)  General and administration expenses

                General  and   administration   expenses   are  written  off  to
                operations as incurred.

           c)    Financial Instruments

                 The Company's financial instruments consist of cash and bank overdraft, GST receivable, and current liabilities. It is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial statements approximates their carrying values.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd)

           d)   Translation of Foreign Currency

                The accounts of the Company are translated into Canadian dollars on the following basis:

                -monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date
                -non-monetary assets and liabilities are translated at the rate prevailing when the transaction occurred
                -revenue, general & administration expenses, and gains and losses are translated at the average exchange rate in effect during the period
                -exchange gains or losses from conversion are included in the current net income.
                -depreciation or amortization of assets translated at historical exchange rates are translated at the same exchange rates as the assets to which they relate;

        e)       Use of estimates

                 The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates that affect certain reported amounts and disclosures. Estimates are used for, but are not limited to, the accounting for doubtful accounts, amortization, income taxes, and the recoverability of non-producing mining property capitalized costs and deferred exploration expenditures. Actual results may differ from those estimates.

        f)       Stock-based compensation plan

                 Effective January 1, 2002 the Company adopted, on a prospective basis, CICA HB 3870 stock-based compensation and other stock-based payments, which established standards for the recognition, measurement, and disclosure of stock-based payments made in exchange for goods and services. Stock-based compensation and other stock-based payments require that stock-based payments to non-employees be accounted for using a fair value based method of accounting.

                 The new standards permit, and the Company has adopted, the use of the intrinsic value based method, which recognizes compensation costs for awards to employees only when the market price exceeds the exercise price at date of grant, but requires pro forma disclosure of earnings and earnings and earnings per share as if the fair value based method had been adopted. No stock options were issued during the period.

        g)       Cash

                 Cash and cash equivalents consist of $496 cash deposit in bank, $6,900 security deposit for credit card and $354 cash in lawyers' trust account as at July 31, 2004.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 2.   SIGNIFICANT ACCOUNTING POLICIES (cont'd)

            h)      Mineral Properties

                    Acquisition costs of mineral properties are capitalized by the Company, and are dealt with in the same manner as deferred exploration costs. Mineral property sale proceeds or option payments received for exploration rights are credited firstly to mineral property costs, secondly, as a recovery of deferred exploration costs, and thereafter, recognized as a gain or loss in current operations.

            i)      Values

                    The amounts for deferred exploration costs and mineral properties represent costs incurred to date and are not intended to reflect present or future values. The recoverability of the amounts shown for mineral properties and deferred exploration costs is dependent on the confirmation of economically recoverable reserves, the ability of the Company to obtain the necessary financing to successfully complete their development, including compliance with the requirements of lenders who may provide this financing from time to time, and upon future profitable operations.

            j)    Restatement of Prior Year Figures

                  On the cancellation of 637,500 escrow shares for the fiscal year ended January 31, 2003, there was no reduction in the dollar amounts of issued share capital. The January 31, 2003, figures have been restated to reflect a reduction in issued share capital of $6,375 and a credit to the retained earnings (deficit) for $6,375 reflecting the cancellation of escrow shares.

            k) In the opinion of management the unaudited quarterly financial statements reflect all adjustments consisting only of normal recurring adjustments, necessary to present fairly the financial position at July 31, 2004, the results of operations and changes in cash flows for the six month period ended July 31, 2004, in accordance with accounting principles generally accepted in Canada. These financial statements should be read in conjunction with the Company's financial statements and notes thereto related to the year ended January 31, 2004.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 3.   SHARE CAPITAL

        a)       Authorized: 100,000,000 common shares without par value

        b)       Issued and outstanding:

                                                      Six Month Period Ended July 31,
                                             ---------------------------------------------------
                                                       2004                        2003
                                             -------------------------    ----------------------
                                               Shares           $          Shares           $
                                             ---------     ----------    ---------    ----------
                                             Number of       Total of     Number of     Total of
                                              Common         Capital       Common        Capital
                                              shares          stock        shares         stock
                                             ---------      ----------   ---------     ---------
Balance, January 31, 2004 and 2003
Unchanged to July 31, 2004 & 2003            5,651,714     $ 1,113,471   5,651,714   $ 1,113,471
                                            ====================================================

Note 4.   RELATED PARTY TRANSACTIONS

        (a) (i) Loans from related parties of $725,636 as at July 31, 2004 ($684,644 - January 31, 2004) are unsecured, non interest bearing, with no specific terms of repayment.

              (ii)Loans from related party of $106,754.15 as at July 31, 2004 is non interest bearing, and shall mature on January 1, 2006 unless it is converted into equity (each $0.05 of Principal outstanding may be converted into one share) prior to the maturity date. This amount is disclosed as equity.

        (b) Management fees incurred and expenses paid on behalf of the Company for the period ended July 31, 2004 are as follows:



                               Management    Office     Travel&
                                  Fees      Expenses   Promotion     Total
                               ---------    --------   ---------    --------
          Darcy Krell          $  15,000   $  11,327   $   3,726   $  30,053
          Linda Smith                            950                     950
          ------------------------------------------------------------------
                               $  15,000   $  12,277   $   3,726   $  31,003
          ==================================================================


Note 5.  INCOME TAXES

           The Company does not have any income tax liabilities during the current year and, accordingly, no income taxes are recorded. The potential income tax benefits associated with losses incurred by the Company have not been recorded in the accounts as future taxation, due to uncertainty as to the utilization of tax losses.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 6.    INVESTMENT IN MINERAL PROPERTY

           The claims that the Company acquired from L.C.M. Equity Inc. in the Black River area in the, Thunder Bay Mining Division, Ontario, expired during the fiscal year ended January 31, 2003, and accordingly, costs of $200,000 were written off, resulting in a charge to operations of $200,000 in that fiscal year. During the current fiscal year ended January 31, 2004, the claims were restaked and the costs of restaking the newly named claims are capitalized as deferred exploration costs.

           The Company has 100% interest in Dotted Lake Property (TB 3011450 expiring March 14, 2005, TB 3011451 expiring March 14, 2005, TB 3011452 expiring March 23, 2005, TB3011453 expiring March 23, 2005,
           TB3011454 expiring March 23, 2005, Thunder Bay Mining Division, Ontario, Canada. These claims are held in trust for the Company in the name of 1179406 Ontario Limited, the latter of which is owned by Mr. Robert Reukl, the original staker of the claims who transferred the claims to1179406 Ontario Limited.

           Geological fees of $4,206 covering staking of these claims were incurred and capitalized for the year ended January 31, 2004.

Note 7.    ADVANCE FOR EXPLORATION EXPENDITURES

           The advance for exploration expenditures of $152,000 is held by L.C.M. Equity Inc. ("LCM") for exploration expenditures. LCM is required to proceed with exploration upon notice from Gemstar Resources Ltd. LCM is a private company which is not related to Gemstar Resources Inc. Management has determined that there is no impairment of this amount as at July 31, 2004.

Note 8.    LAWSUIT

           There is a claim by Ellis Foster that it is owed $51,680 for accounting services it provided to the Company. The Company disputes the payment of fees charged to it in the connection with the audit of Dalian Maple Leaf International School, a private company owned by the Company's former president, Mr. Sherman Jen.

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

             These financial statements are prepared in accordance with Canadian generally accepted accounting principles (Canadian GAAP). Differences at July 31, 2004 between Canadian GAAP and United States generally accepted accounting principles (U.S. GAAP) are described below, with the financial statement disclosure restated from Canadian GAAP with adjustments shown to conform to U.S. GAAP:

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
BALANCE SHEET
July 31, 2004
(With Comparative Figures as at July 31, 2003)
(In Canadian Dollars)

=================================================================================================================================
                                                                           2004
                                                     ----------------------------------------------------------
                                                                          Adjustments
                                                     Canadian             to Arrive at             U.S.
                                                       GAAP                 U.S. GAAP              GAAP                 2003
                                                ---------------        ----------------     ----------------     ---------------
ASSETS
Current Assets
  Cash                                       $              496      $               --   $             496  $            1,873
  Cash in lawyer trust account                              354  (a)               (354)                 --                  --
  Deposit on credit card                                  6,900  (a)             (6,900)                 --                  --
  GST receivable                                          2,809                      --               2,809               1,790
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL CURRENT ASSETS                                  10,559                  (7,254)              3,305               3,663

Advance for exploration expenditures                    152,000  (a)           (152,000)                 --                  --

Fixed Assets, net                                           983                      --                 983                  --

Investment in mineral property                            4,206  (b)            (4,206)                  --                  --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                 $          167,748      $        (163,460)   $           4,288  $            3,663
===============================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accrued liabilities   $           96,212      $               --   $          96,212  $          228,037
  Loans from related parties                            725,636                      --             725,636             625,997
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                               821,848                      --             821,848             854,034
-------------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity
  Share capital
   Authorized:
     100,000,000 common shares without par value
   Issued:
       5,651,714 common shares
      (July 31, 2004 - 5,651,714 common shares)       1,113,471                      --           1,113,471           1,113,471
   Loans from related party                             106,754                      --             106,754                  --
   Retained earnings, accumulated during
      the development stage                          (1,874,325)               (163,460)         (2,037,785)         (1,963,842)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                             (654,100)               (163,460)           (817,560)           (850,371)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $          167,748      $         (163,460)   $          4,288  $            3,663
===============================================================================================================================

APPROVED ON BEHALF OF THE BOARD:

"Linda Smith"
---------------
"Shannon Krell"
---------------

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF INCOME
For the Period Ended July 31, 2004
(With Comparative Figures for the Period Ended July 31 2003)
(In Canadian Dollars)
(Unaudited)

=================================================================================================================================
                                                                                   Six Month Period Ended
                                                ---------------------------------------------------------------------------------
                                                                              2004
                                                -----------------------------------------------------------
                                                                          Adjustments
                                                     Canadian             to Arrive at             U.S.
                                                       GAAP                 U.S. GAAP              GAAP                 2003
                                                ---------------        ----------------     ----------------     ----------------
GENERAL AND ADMINISTRATION EXPENSES
 Amortization                                $             174      $               --    $             174                  --
 Audit fees                                              3,000                      --                3,000                 400
 Bank charges and interest                                 144                      --                  144                 463
 Consulting                                              2,205                      --                2,205               1,035
 Exploration costs on mineral properties                    --                      --                   --               4,206
 Management fees                                        15,000                      --               15,000              15,000
 Office expense                                         13,615                      --               13,615               9,726
 Travel and promotion                                    3,725                      --                3,725                  --
---------------------------------------------------------------------------------------------------------------------------------
                                                        37,863                      --               37,863              30,830
---------------------------------------------------------------------------------------------------------------------------------
NET LOSS FOR THE PERIOD                      $         (37,863)     $               --    $         (37,863)  $         (30,830)
=================================================================================================================================
Weighted Average Number of Shares Outstanding
 Basic                                               5,651,714                                    5,651,714           5,651,714
=================================================================================================================================
 Diluted                                             5,651,714                                    5,651,714           5,651,714
=================================================================================================================================
NET PROFIT (LOSS) PER SHARE
 Basic                                       $           (0.01)                           $           (0.01)  $           (0.01)
=================================================================================================================================
 Diluted                                     $           (0.01)                           $           (0.01)  $           (0.01)
=================================================================================================================================


                                                                              Three Month Period Ended
                                                ---------------------------------------------------------------------------------
                                                                              2004
                                                -----------------------------------------------------------
                                                                          Adjustments
                                                     Canadian             to Arrive at             U.S.
                                                       GAAP                 U.S. GAAP              GAAP                 2003
                                                ---------------        ----------------     ----------------     ----------------
GENERAL AND ADMINISTRATION EXPENSES
 Amortization                                $               87      $               --   $              87                  --
 Audit fees                                               3,000                      --               3,000                  --
 Bank charges and interest                                  102                      --                 102                 250
 Consulting                                               2,205                      --               2,205                  --
 Management fees                                          7,500                      --               7,500               7,500
 Office expense                                           7,487                      --               7,487               5,008
 Travel and promotion                                     1,663                      --               1,663                  --
---------------------------------------------------------------------------------------------------------------------------------
                                                         22,044                      --              22,044              12,758
---------------------------------------------------------------------------------------------------------------------------------
NET LOSS FOR THE PERIOD                      $          (22,044)      $              --   $         (22,044)  $         (12,758)
=================================================================================================================================
Weighted Average Number of Shares Outstanding
    Basic                                             5,651,714                                   5,651,714           5,651,714
=================================================================================================================================
    Diluted                                           5,651,714                                   5,651,714           5,651,714
=================================================================================================================================
NET PROFIT (LOSS) PER SHARE
    Basic                                    $           (0.00)                           $           (0.00)  $          (0.00)
=================================================================================================================================
    Diluted                                  $           (0.00)                           $           (0.00)  $          (0.00)
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF RETAINED EARNINGS
July 31, 2004
(With Comparative Figures for the Period Ended July 31 2003)
(In Canadian Dollars)
(Unaudited)

=================================================================================================================================


                                                                                     Six Month Period Ended
                                                               ------------------------------------------------------------------
                                                                           2004
                                                   ------------------------------------------------------
                                                                       Adjustments
                                                     Canadian          to Arrive at             U.S.
                                                       GAAP              U.S. GAAP              GAAP                 2003
                                                   --------------      --------------    ----------------     ---------------
Net loss for the period                           $      (37,863)    $             --   $        (37,863)   $        (30,830)
Retained earnings (Deficit), beginning of period      (1,836,462)            (163,460)        (1,999,922)         (1,933,012)
---------------------------------------------------------------------------------------------------------------------------------
Deficit, end of period                            $   (1,874,325)    $       (163,460)  $     (2,037,785)   $     (1,963,842)
=================================================================================================================================



                                                                                     Three Month Period Ended
                                                               ------------------------------------------------------------------
                                                                           2004
                                                   ------------------------------------------------------
                                                                       Adjustments
                                                     Canadian          to Arrive at             U.S.
                                                       GAAP              U.S. GAAP              GAAP                 2003
                                                   --------------      --------------    ----------------     ---------------
Net loss for the period                           $     (22,044)    $              --   $         (22,044)   $       (12,758)
Retained earnings (Deficit), beginning of period     (1,852,281)             (163,460)         (2,015,741)        (1,951,084)
---------------------------------------------------------------------------------------------------------------------------------
Deficit, end of period                            $  (1,874,325)    $        (163,460)  $      (2,037,785)   $    (1,963,842)
=================================================================================================================================


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
Statement of Stockholders' Equity
Period Ended July 31, 2004
(In Canadian Dollars)
(Unaudited)

=================================================================================================================================
                                                          Total            Loans from            Retained              Total
                                Number of                Capital             Related             Earnings           Stockholders'
                                 Shares                  Stock                Party              (Deficit)             Equity
                             ---------------        ----------------      -------------      ---------------       --------------
Balance, Beginning of Year
 January 31, 2003                  5,654,714      $        1,113,471   $                  $      (1,933,012)    $       (819,541)
Loan from related party                                                                             106,754              106,754
Net Loss for the year                                                                               (66,910)             (66,910)
---------------------------------------------------------------------------------------------------------------------------------
Balance, End of Year,
 January 31, 2004                  5,654,714      $        1,113,471   $        106,754   $      (1,999,922)    $       (779,697)
Net loss for the period                                                                             (37,863)             (37,863)
---------------------------------------------------------------------------------------------------------------------------------
Balance, End of Period
 July 31, 2004                     5,654,714      $        1,113,471   $        106,754   $      (2,037,785)    $       (817,560)
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)


GEMSTAR RESOURCES LTD.
(an Exploration Stage Enterprise)(j)
STATEMENT OF CASH FLOWS
For the Period Ended July 31, 2004
(With Comparative Figures for the Period Ended July 31 2003)
(In Canadian Dollars)
(Unaudited)

=================================================================================================================================


                                                                                     Six Month Period Ended
                                                               ------------------------------------------------------------------
                                                                           2004
                                                   ------------------------------------------------------
                                                                       Adjustments
                                                     Canadian          to Arrive at             U.S.
                                                       GAAP              U.S. GAAP              GAAP                 2003
                                                   --------------      --------------    ----------------     ---------------
FUNDS DERIVED FROM (APPLIED TO)
Operating activities
 Net loss for the period                        $         (37,863)  $              --   $        (37,863)  $          (30,830)
 Items not requiring use of cash
 Amortization                                                 174                  --                174                  --
 Changes in non-cash working capital items
 GST receivable                                              (351)                 --               (351)                 --
 Accounts payable and accrued                              (3,043)                 --             (3,043)              22,154
---------------------------------------------------------------------------------------------------------------------------------
                                                          (41,083)                 --            (41,083)              (8,676)
---------------------------------------------------------------------------------------------------------------------------------
Investing activities                                       --                      --                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
Financing activities
 Loans from related parties, net                           40,992                  --             40,992                8,695
---------------------------------------------------------------------------------------------------------------------------------
CASH INCREASE (DECREASE)
  DURING THE PERIOD                                          (91)                  --                (91)                  19
CASH, BEGINNING OF PERIOD                                    587                   --                587                1,854
---------------------------------------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                             $            496    $              --   $            496   $            1,873
=================================================================================================================================


                                                                                     Three Month Period Ended
                                                               ------------------------------------------------------------------
                                                                           2004
                                                   ------------------------------------------------------
                                                                       Adjustments
                                                     Canadian          to Arrive at             U.S.
                                                       GAAP              U.S. GAAP              GAAP                 2003
                                                   --------------      --------------    ----------------     ---------------
FUNDS DERIVED FROM (APPLIED TO)
Operating activities
 Net loss for the period                        $         (22,044)  $             --    $         (22,044)   $       (12,758)
 Items not requiring use of cash
    Amortization                                               87                 --                   87                  --
    Changes in non-cash working capital items
    GST receivable                                           (182)                --                 (182)                 --
    Accounts payable and accrued                           (1,635)                --               (1,635)             9,680
---------------------------------------------------------------------------------------------------------------------------------
                                                          (23,774)                --              (23,774)            (3,078)
---------------------------------------------------------------------------------------------------------------------------------
Investing activities                                           --                 --                   --                  --
---------------------------------------------------------------------------------------------------------------------------------
Financing activities
 Loans from related parties, net                           24,990                 --               24,990              2,999
---------------------------------------------------------------------------------------------------------------------------------
CASH INCREASE (DECREASE)
 DURING THE PERIOD                                          1,216                 --                1,216                (79)
CASH, BEGINNING OF PERIOD                                    (720)                --                 (720)             1,952
---------------------------------------------------------------------------------------------------------------------------------
CASH, END OF PERIOD                             $             496   $             --    $             496    $         1,873
=================================================================================================================================

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

             Detailed adjustments from Canadian GAAP to U.S. GAAP, referenced to disclosure restated, above, are as follows:

             (a) Deposit in credit card, legal retainer, and advance for exploration expenditure

                  Under Canadian GAAP, deposit in credit card of $6,900, legal retainer of $354, and advance for exploration expenditure for $152,000 can be prepaid. Under United States GAAP, deposit in credit card, legal retainer and advance for exploration expenditure should be expensed as incurred, and accordingly, the amount of $159,254 is expensed in the current statement of income.

              (b) Accounting for start-up costs - Mining Properties

                  Deferred Exploration Costs

                  Under Canadian accounting principles, these costs and recoveries may be deferred prior to the commencement of commercial operations. Accounting principles in the United States require expenditures and revenue during the start-up of operations to be charged to earnings. The exploration costs of $4,206 which are deferred under Canadian accounting principles, are expensed in the current statement of income for U.S. GAAP.

             (c)  Income taxes

                 The accounting for income taxes under Canadian GAAP and United States GAAP is essentially the same, except that:

                 - income tax rates of enacted or substantively enacted tax law must be used to calculate future income tax assets and liabilities under Canadian GAAP.
                 - Only income tax rates of enacted tax law can be used under United States GAAP.

                 For both Canadian GAAP and U.S. GAAP, no Future Income Tax (Canadian GAAP) or Deferred Tax (U.S. GAAP) are either recorded as assets or as liabilities, as they are offset by valuation reserves due to uncertainty of utilization of tax losses.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

             (d)   Earnings (Loss) per Common Share

                   Loss per common share for Canadian GAAP for the period ended July 31, 2004 is increased for U.S. GAAP due to fact that the loss has been revised under U.S. GAAP.


                              Weighted              Net Loss                Loss Per Common Share
                               Average     --------------------------    --------------------------
                             Common Shares  Canadian           US          Canadian          US
                              Outstanding     GAAP            GAAP           GAAP           GAAP
                              ---------    ----------     -----------    -----------    -----------
Basic Earnings (Loss)
 Per common Share             5,651,714   $   (37,863)   $    (37,863)   $     (0.01)   $    (0.01)
                                                                           ========================
Dilution Effect                       0             0               0
------------------------------------------------------------------------
Diluted Earnings (Loss)
 Per Common Share             5,651,714   $   (37,863)   $    (37,863)   $     (0.01)   $    (0.01)
===================================================================================================


             (e)   Accounting for asset retirement obligations

                    In August of 2001, U.S. FASB issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" ("SFAS 143"). SFAS 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS 143 applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and / or the normal operation of a long-lived asset, except for certain obligations of lessees. SFAS 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company adopted SFAS 143 for the fiscal year beginning on February 1, 2003. The Company believes that SFAS 143 will not have a material effect on the Company's results of operations, financial position or liquidity.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

             (f)  Impairment of capital costs

                  Since February 1, 2003, the Company adopted CICA 3063.04 and 3063.09 for Impairment of capital costs of mineral properties and considered the conditions set out in CICA 3063.09-.10. to determine whether a write-down of capital costs is required. The adoption of the Impairment of capital costs eliminates all differences between Canadian and U.S. GAAP which impairment is defined in FAX-144 as the condition that exists when the carrying amount of a long-lived asset exceeds its fair value.

             (g)Accounting for costs associated with exit or disposal activities

                  The U.S. FASB recently issued new Standard No. 146 relating to accounting for costs associated with exit or disposal activities. Effective February 1, 2003, the new standard requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The Company is required to apply the standard for U.S. GAAP purposes prospectively to exit or disposal activities initiated after February 1, 2003.

             (h)  Investment securities

                  U.S. GAAP requires that investment securities be classified as either "available for sale" or "held to maturity", and requires available for sale securities to be reported on the balance sheet at their estimated fair values. Unrealized gains and losses arising from changes in fair values of available for sale securities are reported net of income taxes in other comprehensive income. Other than temporary declines in fair value are recorded by transferring the unrealized loss from other comprehensive income to the statement of income. For
                  U.S. GAAP, the Company accounts for substantially all investment securities as available for sale. Under Canadian GAAP, investment securities are carried at cost or amortized cost, with other than temporary declines in value recognized based upon expected net realizable values.

            (i)   Statement of Stockholders' Equity

                  A separate Statement of Stockholders' Equity is not required for Canadian GAAP; it is, however, required in accordance with U.S. GAAP and, accordingly, is disclosed as a separate statement in the abovementioned for U.S. GAAP.

GEMSTAR RESOURCES LTD.
Notes to Financial Statements
July 31, 2004
(Unaudited)
--------------------------------------------------------------------------------

Note 9. RECONCILIATION OF CANADIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (CONT'D)

             (j)  Exploration Stage Enterprise

                  Under the Canadian accounting principles, the Company is considered to be a Development Stage Enterprise. In accordance with U.S. accounting principles this reference is revised to Exploration Stage Enterprise.

                  Additional disclosure of the following items is required under U.S. accounting principles for exploration stage enterprises:
                  (1) separate caption in the shareholders' equity section of the balance sheet reporting cumulative net losses during the exploration stage, and this is disclosed in the abovementioned balance sheet reconciled to U.S. GAAP. (2) cumulative amounts of revenues and expenses since inception, (3) cumulative statement of cash flows since inception, and (4) details of each issuance of capital stock since inception. The Company has been an exploration stage since March 31, 1998 and the accumulated figures, for Items 2 and 3, are not available and therefore are not disclosed.